UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 20, 2006
                                                          --------------

                               CYTOGEN CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14879                22-2322400
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
---------------------------------------------------------     ------------------
        (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     This Form  8-K/A  amends  the Form 8-K filed by  Cytogen  Corporation  (the
"Company") on April 26, 2006 with respect to the sale by the Company to Progenics Pharmaceuticals, Inc. ("Progenics") of the Company's 50% ownership interest in PSMA Development Company LLC (the "Joint Venture"). On April 20, 2006, the Company entered into a Membership Interest Purchase Agreement with Progenics providing for the sale to Progenics of the Company's 50% ownership interest in the Joint Venture. In addition, the Company entered into an Amended and Restated PSMA/PSMP License Agreement with Progenics and the Joint Venture pursuant to which the Company licensed the Joint Venture certain rights in PSMA technology. Under the terms of such agreements, the Company sold its 50% interest in the Joint Venture for an upfront cash payment of $13.2 million, potential future milestone payments totaling up to $52 million payable upon regulatory approval and commercialization of the Joint Venture products, and an undisclosed royalty on future product sales of the Joint Venture.

     The following unaudited pro forma balance sheet information of the Company reflects the disposition of the Joint Venture as if it had occurred on December 31, 2005. The accompanying unaudited pro forma statements of operations information for the years ended December 31, 2005, 2004 and 2003, reflect the disposition of the Joint Venture as if the sale had occurred on January 1, 2003. The pro forma adjustments are based on the operations of the Joint Venture during the periods presented and the impact from the sale of the Joint Venture. Consequently, the pro forma financial information presented is not necessarily indicative of the results that would have been reported had the transactions actually occurred on the dates specified. The pro forma adjustments do not include any gains the Company may record in connection with this transaction.

     The pro forma adjustments for the years ended December 31, 2005, 2004 and 2003, from the sale of the Company's 50% ownership interest in the Joint Venture would have reduced license and contract revenue by $185,000, $106,000 and $214,000, respectively, equity in loss of Joint Venture by $3.2 million, $2.9 million, and $3.5 million, respectively, and Loss from Continuing Operations by $3.0 million, $2.8 million and $3.2 million, respectively, or $0.17, $0.19 and $0.32 per basic and diluted share. In addition, the pro forma adjustments as of December 31, 2005 from the sale of the Company's 50% ownership interest in the Joint Venture would have increased cash and cash equivalents by $3.8 million, and reduced other Assets by $775,000 and Accumulated Deficit by $3.0 million.

     The  unaudited  pro  forma  condensed   balance  sheet  and  Statements  of
Operations information reflect the historical financial information adjusted for the pro forma adjustments discussed above:

                      CYTOGEN CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                             AS OF DECEMBER 31, 2005
           (All amounts in thousands, except share and per share data)
                                   (Unaudited)


                                                                                    December 31,
                                                                                        2005
                                                                                     -----------
ASSETS:
Current assets:
      Cash and cash equivalents.................................................    $    34,102
      Accounts receivable, net..................................................          1,743
      Inventories...............................................................          3,582
      Property and equipment, net...............................................            886
      Quadramet license fee, net................................................          6,327
      Other assets..............................................................          1,140
                                                                                    -----------
                                                                                    $    47,780
                                                                                    -----------

LIABILITIES AND STOCKHOLDERS' EQUITY:

      Accounts payable and accrued liabilities..................................          5,271
      Warrant liability.........................................................          1,869
      Other liabilities.........................................................             72
                                                                                    -----------
                                                                                    -----------
            Total liabilities...................................................          7,212
                                                                                    -----------

Commitments and contingencies

Stockholders' equity:
      Preferred stock, $.01 par value, 5,400,000 shares authorized - Series C
         Junior Participating Preferred Stock, $.01 par value, 200,000 shares
         authorized, none issued and outstanding................................            --
      Common stock, $.01 par value, 50,000,000 shares authorized, 22,473,762 and 15,489,116 shares issued and outstanding at December 31, 2005 and
         December 31, 2004, respectively........................................            225
      Additional paid-in capital................................................        450,502
      Unearned compensation.....................................................          (610)
      Accumulated other comprehensive income....................................             28
      Accumulated deficit.......................................................       (409,577)
                                                                                    -----------
            Total stockholders' equity..........................................         40,568
                                                                                    -----------
                                                                                    -----------
                                                                                    $    47,780
                                                                                    -----------

                      CYTOGEN CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
          (All amounts in thousands, except share and per share data)
                                   (Unaudited)




                                                                                        Year Ended December 31,
                                                                                2005            2004               2003
                                                                           -------------- --------------   ---------------
REVENUES:
      Product related:
            PROSTASCINT...................................................  $      7,407    $    7,186      $    6,523
            QUADRAMET.....................................................         8,350         7,293           2,765
            NMP22 BLADDERCHEK.............................................           --              1             295
            BRACHYSEED....................................................           --             --             240
                                                                            ===========     ==========      ===========
                  Total product revenues..................................        15,757        14,480           9,823
      QUADRAMET royalties.................................................           --             --           1,105
                                                                            ===========     ==========      ==========

                  Total product related revenues..........................        15,757        14,480          10,928
      License and contract................................................             4            33           2,700
                                                                            ============    ==========      ==========

                  Total revenues..........................................        15,761        14,513          13,628
                                                                            ============    ==========      ==========
OPERATING EXPENSES:
      Cost of product related revenues....................................         9,621         9,309           6,268
      Selling, general and administrative.................................        25,895        20,318          11,867
      Research and development............................................         6,064         3,206           2,342
      Equity in loss of joint venture.....................................           --             --            --
      Impairment of intangible assets.....................................           --             --            115
                                                                            ============    ==========      ==========


                  Total operating expenses................................        41,580        32,833          20,592
                                                                            ============    ==========      ==========


                  Loss from continuing operations.........................       (25,819)      (18,320)         (6,964)
Interest income...........................................................           712           448             141
Interest expense..........................................................          (114)         (185)           (185)
Decrease in value of warrant liability....................................         1,666           --               --
                                                                            ============     ==========      ==========


                  Loss before income taxes................................       (23,555)      (18,057)        (10,246)
Income tax benefit........................................................          (256)         (307)           (888)
                                                                            =============    ==========      ==========


Net loss..................................................................  $    (23,299    $  (17,750)     $   (6,120)
                                                                            ============    ===========     ===========


Basic and diluted net loss per share......................................  $      (1.36)   $    (1.21)     $    (0.60)
                                                                            ============    ===========     ===========


Weighted-average common shares outstanding................................        17,117        14,654          10,205
                                                                            ============    ==========      ==========

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By: /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   April 26, 2006